[logo]
PIONEER


Pioneer
Tax-Free
Income Fund

SEMIANNUAL REPORT 6/30/00

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the Chairman                           1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              22
 Notes to Financial Statements                     29
 Trustees, Officers and Service Providers          33
 Retirement Plans from Pioneer                     34
 Programs and Services for Pioneer Shareowners     36

Pioneer Tax-Free Income Fund

LETTER FROM THE CHAIRMAN 6/30/00

Dear Shareowner,
--------------------------------------------------------------------------------
For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be - money for a child's education, funding a comfortable retirement, or some other cherished objective - those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion with Sherman Russ, co-head of Pioneer's fixed-income team. It's an excellent way to understand the Fund's performance during the past six months and to learn about expectations for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

Respectfully,
/S/John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President

Pioneer Tax-Free Income Fund

PORTFOLIO SUMMARY 6/30/00

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
AAA             63.9%
AA              22.1%
A               11.9%
Commercial
Paper            2.1%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]
0-1 Years        2.1%
1-3 Years        6.1%
3-6 Years       27.2%
6-8 Years       13.2%
8-10 Years      15.3%
10+ Years       36.1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)


  1.    Metropolitan Pier & Exposition Authority Dedicated State Tax
        Revenue, 8.5%, 6/15/06                                                  2.86%
  2.    McGee Creek Authority Water Revenue, 6.0%, 1/1/23                       2.33
  3.    Hastings Electric System Revenue, 6.3%, 1/1/19                          2.24
  4.    Will County, Illinois Environmental Revenue, 6.4%, 4/1/26               2.13
  5.    South East Public Service Authority, 5.0%, 7/1/15                       1.79
  6.    Walled Lake School District General Obligation, Series I, 5.5%, 5/1/22  1.60
  7.    Massachusetts State General Obligation, Series B, 7.0%, 7/1/09          1.55
  8.    South Carolina Public Service Authority Revenue, 6.625%,
        Prerefunded, 7/1/02                                                     1.53
  9.    Grand Island Sanitation Sewer Revenue, 6.0%, 4/1/14                     1.48
 10.    Illinois State General Obligation, 5.75%, 5/1/21                        1.44

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 6/30/00                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/00     12/31/99
                 $ 11.18     $ 10.98


Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)      Dividends   Capital Gains   Capital Gains
                          $ 0.258           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


Average Annual Total Returns
(As of June 30, 2000)

             Net Asset   Public Offering
Period         Value         Price*
 10 Years       6.57%         6.08%
 5 Years        4.99          4.03
 1 Year         1.95         -2.62

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


Growth of $10,000
[mountain chart]

               Pioneer Tax-Free          Lehman Brothers Municipal
               Income Fund*              Bond Index
6/30/90         9550                     10000
6/30/91        10374                     10901
               11703                     12186
               13162                     13643
6/30/94        13090                     13667
               14142                     14872
               14916                     15859
6/30/97        16083                     17171
               17451                     18657
               17698                     19146
6/30/00        18043                     19765

[end mountain chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 6/30/00                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/00     12/31/99
                 $ 11.10     $ 10.90


Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)      Dividends   Capital Gains   Capital Gains
                          $ 0.219           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.


Average Annual Total Returns
(As of June 30, 2000)

                    If           If
Period             Held       Redeemed*
 Life of Fund
 (4/28/95)         4.35%        4.20%
 5 Years           4.19         4.03
 1 Year            1.12        -2.76

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000
[mountain chart]

               Pioneer Tax-Free          Lehman Brothers Municipal
               Income Fund*              Bond Index
4/95           10000                     10000
6/95           10155                     10229
               10794                     10957
6/96           10617                     10908
               11081                     11443
6/97           11368                     11811
               11985                     12497
6/98           12244                     12832
               12635                     13307
6/99           12331                     13169
               12002                     13013
6/00           12375                     13595

[end mountain chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PERFORMANCE UPDATE 6/30/00                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/00     12/31/99
                 $ 11.07     $ 10.91


Distributions per Share   Income      Short-Term      Long-Term
(12/31/99 - 6/30/00)      Dividends   Capital Gains   Capital Gains
                          $ 0.247           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.


Average Annual Total Returns
(As of June 30, 2000)

                    If          If
Period             Held      Redeemed*
 Life of Fund
 (1/31/96)         3.22%       3.22%
 1 Year            1.10        1.10

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000
[mountain chart]

               Pioneer Tax-Free          Lehman Brothers Municipal
               Income Fund*              Bond Index
1/96           10000                     10000
                9766                      9805
                9791                      9880
               10006                     10107
               10219                     10364
               10148                     10340
6/97           10493                     10697
               10792                     11020
               11070                     11309
               11137                     11449
               11300                     11623
               11667                     11980
12/98          11660                     12052
               11665                     12142
               11379                     11928
               11226                     11880
               11086                     11787
               11393                     12130
6/30           11504                     12313

[end mountain chart]

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/00

The climate for fixed-income investments strayed far from the norm during the first six months of 2000, yet offered attractive opportunities for municipal bond investors. In the following conversation, Sherman B. Russ, co-head of Pioneer's fixed-income management team, discusses some of the factors that impacted the municipal bond market and your Fund.

Q.  How did the Fund perform over the period?

A. Pioneer Tax-Free Income Fund rewarded shareholders with solid performance. For the six months ended June 30, 2000, Class A shares generated a total return of 4.23%, Class B shares 3.89% and Class C shares 3.78%, all at net asset value. This performance is in line with the 3.95% average return for the same period of the 277 general municipal debt funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.)

    Your Fund also provided an attractive level of tax-free income while maintaining high credit quality. (Quality ratings apply to underlying portfolio securities, not Fund shares.) Class A shares delivered a 30-day tax-free yield of 4.36%, as of June 30, 2000. This translates into a taxable equivalent yield of 7.22% for investors in the 39.6% maximum federal tax bracket.

Q. Despite a series of interest rate increases by the Federal Reserve Board, the environment for municipal bonds was surprisingly favorable. Please discuss how this affected tax-free bonds.

A. Concerned that the high rate of economic growth might be unhealthy and lead to inflation, the Federal Reserve continued its program of tightening monetary policy by raising short-term interest rates three times during the first half of the year. Despite these rate hikes, however, fixed income investments fared surprisingly well. (Most types of bonds tend to lose value when interest rates rise.) The economy continued to prosper and inflation - a major concern of the bond market - remained under control.

    The fixed income market was also bolstered in the early part of the period by the U.S. Treasury Department's announcement that it was buying back long-term debt. This created a huge demand for long-term Treasuries, driving up prices, and leading to an inverted

Pioneer Tax-Free Income Fund


    yield curve (where yields for short-term bonds are higher than those for long-term bonds.) Because the municipal bond market is closely tied to the Treasury bond market, as yields for long-term Treasuries fell, so too did yields for long-term municipals. This drop in yields, and corresponding increase in prices, meant that long-term municipal bonds, and to a lesser degree intermediate-term bonds, performed well during the period.

    In addition, the municipal bond market benefited from robust economic growth and low inflation. Tax revenue continued to climb, increasing the cash flow of many state and local governments and improving the fiscal health and creditworthiness of many municipalities.

Q.  What strategies did you use in managing the Fund?

A. During the period, we sought to improve the yield profile of the portfolio without sacrificing total return potential. We reduced our exposure to AAA-rated bonds, focusing instead on AA- or A-rated issues to boost the Fund's income level.

    We took steps to trim our position in prerefunded bonds in favor of higher yielding issues. When a bond is prerefunded, it is retired prior to its stated maturity date. New bonds pledged by high quality, liquid securities - typically U.S. Treasuries - are issued to retire the existing ones. Often, the bonds are upgraded to AAA to reflect the quality of the pledged securities. But, because the bonds are AAA-rated, they offer less income potential than bonds of slightly lower quality. (Ratings apply to underlying portfolio securities, not Fund shares.)

    We also kept a watchful eye on interest rates. As inflation fears heated up, and it became clear that the Federal Reserve would maintain a tight rein on rates, we adopted a defensive policy, gradually shortening the Fund's duration. Duration is a measure of a bond's price sensitivity to interest rate changes. In general, the shorter a bond's duration, the greater the potential for price appreciation when interest rates rise, and conversely, the greater the risk of price loss when interest rates fall.

Pioneer Tax-Free Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                            (continued)

    Finally, we avoided hospital and health care bonds entirely - which suffered dramatically during the period. Your Fund also benefited from minimal exposure to AMT (Alternative Minimum Tax) bonds, which underperformed early in the year.

Q. What is your outlook for the municipal bond market and the Fund in the months ahead?

A. Although the economy has shown some signs of slowing, the general consensus is that growth has remained strong enough that the Federal Reserve will raise interest rates at least once more this year. If this happens, we may begin to see greater economic slowing - a positive for the bond market.

    While the past couple of years have been less than exciting for fixed-income investors, we believe that bonds deserve a place in a well diversified portfolio. We don't believe that stocks can continue to deliver the generous returns that investors have become accustomed to in recent years. Should the stock market exhibit the volatility of the past several months, we believe that bond investors will be rewarded for their patience. Now may be a good time for investors to consider reallocating a portion of their assets to fixed-income securities, including municipal bonds for those investors in higher tax brackets.

    In fact, at current prices and yields, the municipal bond market continues to offer attractive long-term value. We believe your Fund is a wise choice for investors seeking tax-advantaged income from a high quality portfolio of municipal bonds.

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                     Value
                            TAX-EXEMPT OBLIGATIONS - 97.9%
                            Arizona - 3.4%
$1,000,000      AA/Aa       Arizona State Transportation Board
                            Highway Revenue, 6.0%, 7/1/08            $ 1,070,740
 1,500,000      AAA/Aaa     Kyrene School District, 6.0%, 7/1/14       1,549,965
 1,000,000      AAA/Aaa     Maricopa County School District,
                            7.0%, 7/1/07                               1,115,000
 1,000,000      AAA/Aaa     Maricopa County School District,
                            7.0%, 7/1/08                               1,106,770
 1,000,000      AA-/Aa      Phoenix Civic Improvement
                            Corporation Water System
                            Revenue, 6.5%, 7/1/06                      1,085,040
 1,000,000      AA/Aa2      Salt River Project Agricultural
                            Improvement and Power District
                            Revenue, 5.75%, 1/1/07                     1,047,410
 2,400,000      AAA/Aaa     Scottsdale Memorial Hospital, 5.5%,
                            9/1/12                                     2,472,888
 2,200,000      AAA/Aaa     Tempe School District, 7.0%, 7/1/08        2,499,706
                                                                     -----------
                                                                     $11,947,519
                                                                     -----------
                            California - 0.3%
 1,000,000      A+/Aa3      California State General Obligation,
                            6.0%, 9/1/09                             $ 1,092,750
                                                                     -----------
                            Colorado - 3.2%
   425,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series A-3, 7.0%, 11/1/16                $   451,958
   470,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series C-2, 7.45%, 6/1/17                    499,727
 1,555,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series B-3, 6.55%, 5/1/25                  1,629,795
 2,590,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series A-1, 7.4%, 11/1/27                  2,832,787
 1,050,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series B-2, 7.45%, 11/1/27                 1,111,100
   500,000      NR/Aa2      Colorado Housing Finance Authority,
                            Series C-1, 7.55%, 11/1/27                   519,935
 3,575,000      AAA/Aaa     Douglas County School District
                            Region 1, 7.0%, 12/15/13                   4,165,697
                                                                     -----------
                                                                     $11,210,999
                                                                     -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                         Value
                            Connecticut - 0.3%
$1,000,000      AA-/Aa3     Connecticut State General Obligation,
                            6.0%, 10/1/04                                 $1,049,500
                                                                          ----------
                            Delaware - 0.4%
 1,350,000      NR/A1       State of Delaware Housing Authority
                            Revenue, 6.45%, 7/1/13                        $1,368,724
                                                                          ----------
                            District of Columbia - 1.2%
 4,550,000      AAA/Aaa     District of Columbia Water & Sewer
                            Authority, 5.5%, 10/1/23+                     $4,393,389
                                                                          ----------
                            Florida - 2.5%
 1,275,000      A/NR        Clearwater Housing Authority, 5.4%,
                            5/1/13                                        $1,219,168
 1,000,000      AA/Aa3      Gainesville Florida Utilities System
                            Revenue, 5.75%, 10/1/06                        1,049,060
 4,370,000      AAA/Aaa     Hillsborough County Revenue, 5.5%,
                            7/1/14                                         4,451,282
   770,000      NR/Aaa      Manatee County Housing Revenue,
                            7.2%, 5/1/28                                     834,487
 1,500,000      NR/Aaa      Martin County Florida Utilities, 5.0%,
                            10/1/18                                        1,392,945
                                                                          ----------
                                                                          $8,946,942
                                                                          ----------
                            Illinois - 14.2%
 5,000,000      AAA/Aaa     Chicago Board of Education, 5.75%,
                            12/1/27                                       $4,902,400
 3,830,000      AAA/Aaa     Chicago Illinois Board of Education
                            School Reform Board, 5.25%
                            12/1/17                                        3,702,576
 5,000,000      AAA/Aaa     Chicago Illinois Public Building
                            Commercial Building Revenue,
                            5.25%, 12/1/15                                 4,886,150
 1,490,000      NR/Aaa      Chicago Illinois Single Family
                            Mortgage, 6.3%, 9/1/29                         1,504,319
 1,730,000      NR/Aaa      Chicago Illinois Single Family
                            Mortgage, 6.45%, 9/1/29                        1,755,898
 1,500,000      AAA/Aaa     Chicago Lakefront Millennium Parking
                            Facilities, 5.125%, 1/1/28                     1,336,635
 1,000,000      AA+/Aa1     Illinois Educational Facilities Authority,
                            Northwestern University Revenue,
                            5.5%, 12/1/13                                  1,015,820

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                 S&P/
Principal      Moody's
  Amount       Ratings                                                      Value
                            Illinois - (continued)
$1,145,000      A+/A1       Illinois Housing Development
                            Authority Revenue Multi-Family
                            Housing, 7.0%, Prerefunded,
                            7/1/21*                                   $ 1,330,570
 5,000,000      AAA/Aaa     Illinois State General Obligation,
                            5.75%, 5/1/21                               4,981,500
 8,355,000      AAA/Aaa     Metropolitan Pier & Exposition
                            Authority Dedicated State Tax
                            Revenue, 8.5%, 6/15/06                      9,855,986
 4,015,000      A+/Aaa      Metropolitan Pier & Exposition
                            Authority Dedicated State Tax
                            Revenue, 6.5%, 6/15/27                      4,275,413
 3,000,000      AAA/Aaa     University of Illinois Revenue, 5.75%,
                            1/15/16                                     3,046,110
 7,185,000      AA/Aa2      Will County, Illinois Environmental
                            Revenue, 6.4%, 4/1/26                       7,343,286
                                                                      -----------
                                                                      $49,936,663
                                                                      -----------
                            Indiana - 4.3%
   900,000      AAA/Aaa     Goshen Multi-School Building Corp.,
                            5.6%, 1/15/16**                           $   931,024
   750,000      AAA/NR      Indiana Bond Bank State Revolving
                            Fund, 6.75%, 2/1/17                           812,220
   965,000      NR/Aaa      Indiana State Housing Finance
                            Authority, Single Family Mortgage
                            Revenue, 5.95%, 7/1/13                        983,798
 1,000,000      AAA/Aaa     Indiana University Revenue, 5.8%,
                            11/15/10                                    1,050,030
 1,400,000      A+/NR       Indianapolis Local Public
                            Improvement Board Revenue,
                            6.75%, 2/1/14                               1,571,080
 3,400,000      AA/Aa       Indianapolis Local Public
                            Improvement Board Revenue,
                            6.0%, 1/10/20                               3,561,398
 1,000,000      A+/A        Lawrence Township Metropolitan
                            School District Revenue, 6.75%,
                            7/5/13                                      1,125,720
 3,200,000      AA-/Aa2     Petersburg Indiana Pollution and
                            Control Revenue, 5.4%, 8/1/17               3,147,296
 2,000,000      NR/Aaa      Sarah Scott Middle School Revenue,
                            5.75%, 1/15/19                              2,002,600
                                                                      -----------
                                                                      $15,185,166
                                                                      -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                   Value
                            Kansas - 0.5%
$1,500,000      AA+/Aa2     Kansas State Department
                            Transportation Highway Revenue,
                            6.125%, 9/1/09                          $1,621,635
                                                                    ----------
                            Kentucky - 0.3%
 1,095,000      AAA/Aaa     Kenton County Water District #1,
                            5.8%, 2/1/15                            $1,127,073
                                                                    ----------
                            Louisiana - 0.9%
 3,000,000      AAA/Aaa     New Orleans Home Mortgage
                            Authority, 6.25%, 1/15/11+              $3,248,850
                                                                    ----------
                            Maine - 0.7%
 1,305,000      AA/Aa2      Maine State Housing Authority,
                            6.05%, 11/15/20                         $1,297,340
 1,000,000      AAA/Aaa     Maine State Turnpike Authority
                            Turnpike Revenue, 6.0%, 7/1/05           1,052,810
                                                                    ----------
                                                                    $2,350,150
                                                                    ----------
                            Maryland - 0.6%
 2,000,000      NR/Aa2      Maryland State Housing and
                            Community Department, 5.9%,
                            9/1/19                                  $1,986,200
                                                                    ----------
                            Massachusetts - 5.7%
 1,500,000      AA-/Aa2     Massachusettes State Conservation
                            Loan, Series B, 6.0%, 6/1/14            $1,578,930
 3,000,000      AAA/Aaa     Massachusetts State General
                            Obligation, 6.5%, 11/1/07+               3,226,560
 4,750,000      AAA/Aaa     Massachusetts State General
                            Obligation, Series B, 7.0%, 7/1/09       5,350,400
    15,000      AAA/Aaa     Massachusetts State Housing
                            Finance Agency, 5.95%, 7/1/18               15,109
 1,000,000      AAA/Aaa     Massachusetts State Water Pollution
                            Abatement Trust Sewer Revenue,
                            6.0%, 2/1/07                             1,065,870
 1,000,000      AAA/Aaa     Plymouth County Massachusetts
                            Correctional Facility, 5.0%, 4/1/22        885,950
 2,000,000      AAA/Aaa     South Essex Massachusetts Sewer
                            District, Series B, 5.25%, 6/15/18       1,906,080
 1,325,000      AAA/Aaa     Worcester General Obligation, 6.15%,
                            5/1/09                                   1,422,348
 1,440,000      AAA/Aaa     Worcester General Obligation, 6.2%,
                            5/1/10                                   1,548,879

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                 S&P/
Principal      Moody's
  Amount       Ratings                                                    Value
                            Massachusetts - (continued)
$1,460,000      AAA/Aaa     Worcester General Obligation, 6.25%,
                            5/1/11                                  $ 1,573,500
 1,450,000      AAA/Aaa     Worcester General Obligation, 6.3%,
                            5/1/12                                    1,565,826
                                                                    -----------
                                                                    $20,139,452
                                                                    -----------
                            Michigan - 3.5%
 1,000,000      AAA/Aaa     Detroit Michigan Water Supply
                            Revenue, 5.75%, 7/1/11                  $ 1,050,780
 3,445,000      AAA/Aaa     Jenison Michigan Public Schools,
                            5.25%, 5/1/16                             3,372,276
 2,500,000      AA+/Aa1     Michigan Municipal Bond Authority,
                            5.625%, 10/1/19                           2,478,000
 5,715,000      AAA/Aaa     Walled Lake School District General
                            Obligation, Series I, 5.5%, 5/1/22        5,517,433
                                                                    -----------
                                                                    $12,418,489
                                                                    -----------
                            Minnesota - 0.7%
 1,360,000      AA+/Aa2     Minnesota State Housing Finance
                            Agency, 6.55%, 7/11/11+                 $ 1,396,530
   990,000      AA/Aa2      Minnesota State Housing Finance
                            Agency, 6.9%, 8/1/12                      1,024,600
                                                                    -----------
                                                                    $ 2,421,130
                                                                    -----------
                            Missouri - 3.4%
 2,100,000      AAA/Aaa     Missouri Environmental Improvement
                            and Energy Resources Authority,
                            6.05%, 7/1/16                           $ 2,164,848
 2,820,000      AAA/NR      Missouri Housing Development,
                            Series B-2, 6.4%, 3/1/29+                 2,834,015
 5,000,000      NR/Aaa      Northwest Missouri University, 4.7%,
                            6/1/18                                    4,362,600
 2,500,000      AAA/Aaa     Poplar Bluff School District, 5.8%,
                            3/1/11                                    2,549,650
                                                                    -----------
                                                                    $11,911,113
                                                                    -----------
                            Montana - 0.3%
 1,250,000      NR/A2       Montana State Higher Education
                            Assistance Corporation Student
                            Loan Revenue, 5.5%, 12/1/31             $ 1,157,225
                                                                    -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                    Value
                            Nebraska - 4.0%
$5,000,000      NR/A        Grand Island Sanitation Sewer
                            Revenue, 6.0%, 4/1/14                   $ 5,116,450
 7,500,000      A/A         Hastings Electric System Revenue,
                            6.3%, 1/1/19                              7,717,050
 1,325,000      AAA/Aaa     Municipal Energy Agency of Nebraska
                            Revenue, 6.0%, 4/1/08                     1,406,554
                                                                    -----------
                                                                    $14,240,054
                                                                    -----------
                            Nevada - 0.5%
    35,000      AA/Aa2      Nevada Housing Division Single
                            Family Program Revenue, 8.0%,
                            4/1/09                                  $    35,104
 1,970,000      AA/Aa2      Nevada State Colorado River, 5.25%,
                            9/15/22                                   1,826,229
                                                                    -----------
                                                                    $ 1,861,333
                                                                    -----------
                            New Hampshire - 0.8%
 1,000,000      NR/Aaa      New Hampshire Higher Educational &
                            Health Facilities, 5.0%, 6/1/28         $   888,590
 1,800,000      NR/Aa3      New Hampshire State Housing
                            Finance Authority, 6.125%, 7/1/20         1,809,000
                                                                    -----------
                                                                    $ 2,697,590
                                                                    -----------
                            New Jersey - 1.1%
 1,000,000      AA+/Aa1     New Jersey Sales Tax General
                            Obligation, 5.8%, 2/15/07               $ 1,051,480
 2,500,000      AAA/Aaa     New Jersey Sales Tax Transit Corp.,
                            6.0%, 9/15/13                             2,646,525
                                                                    -----------
                                                                    $ 3,698,005
                                                                    -----------
                            New Mexico - 1.7%
 2,600,000      AA/Aa       Bernalillo County Gross Receipts Tax
                            Revenue, 5.75%, 4/1/21+                 $ 2,708,082
 1,190,000      AA/Aa1      New Mexico Mortgage Finance
                            Authority, 6.85%, 7/1/12+                 1,214,097
 1,000,000      AAA/NR      Rio Rancho New Mexico Water &
                            Wastewater System Revenue,
                            4.75%, 5/15/16                              890,990
 1,200,000      AAA/Aaa     University of New Mexico Revenue,
                            6.55%, 8/15/25                            1,298,340
                                                                    -----------
                                                                    $ 6,111,509
                                                                    -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                 S&P/
Principal      Moody's
  Amount       Ratings                                                    Value
                            New York - 1.2%
$2,000,000      AA/Aa3      New York City Transitional Financial
                            Authority Revenue, 5.25%,
                            11/15/12                                 $1,998,080
 2,350,000      AA/Aa3      New York City Transitional Financial
                            Authority Revenue, 4.75%,
                            11/15/18                                  2,068,376
                                                                     ----------
                                                                     $4,066,456
                                                                     ----------
                            North Carolina - 1.0%
 1,250,000      AA/NR       Charlotte Law Enforcement Project,
                            6.1%, 12/1/15                            $1,289,625
   970,000      AA/Aa3      Charlotte-Mecklenburg Hospital
                            Authority Revenue, 6.25%, 1/1/20            982,435
 1,000,000      AAA/Aaa     Franklin County Certificate
                            Participation, 6.625%, 6/1/14             1,081,430
                                                                     ----------
                                                                     $3,353,490
                                                                     ----------
                            North Dakota - 1.0%
 2,000,000      AAA/Aaa     Grand Forks Health Care Systems,
                            5.6%, 8/15/17                            $1,969,160
 1,615,000      NR/Aa3      North Dakota State Housing Finance
                            Agency Revenue, 5.8%, 7/1/18+             1,547,202
                                                                     ----------
                                                                     $3,516,362
                                                                     ----------
                            Ohio - 1.9%
 1,050,000      AAA/Aaa     Bedford, Ohio County School District,
                            6.25%, 12/1/13                           $1,098,258
 2,870,000      AAA/Aaa     Cleveland Ohio General Obligation,
                            5.75%, 8/1/13                             3,007,215
   500,000      AA-/Aa3     Ohio State Building Authority
                            Revenue, 6.0%, 10/1/08                      534,820
 1,000,000      AAA/Aaa     Ohio State Turnpike Commision
                            Revenue, 5.5%, 2/15/16                    1,011,450
 1,000,000      AAA/Aaa     Ohio State Water Development
                            Authority Revenue, 6.0%, 12/1/06          1,063,310
                                                                     ----------
                                                                     $6,715,053
                                                                     ----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                    Value
                            Oklahoma - 3.5%
$1,500,000      A-/A2       Grand River Dam Authority Revenue,
                            5.75%, 6/1/06                           $ 1,564,755
 2,520,000      AAA/Aaa     Grand River Dam Authority Revenue,
                            6.25%, 6/1/11                             2,758,014
 7,700,000      AAA/Aaa     McGee Creek Authority Water
                            Revenue, 6.0%, 1/1/23                     8,042,650
                                                                    -----------
                                                                    $12,365,419
                                                                    -----------
                            Oregon - 0.9%
 2,860,000      A/NR        Washington County Unified Sewer
                            Agency Revenue, 6.2%,
                            Prerefunded, 10/1/04*                   $ 3,016,614
                                                                    -----------
                            Pennsylvania - 1.1%
 1,500,000      AAA/Aaa     Allegheny County Sanitary Authority
                            Revenue, 5.375%, 12/1/24                $ 1,419,090
 1,300,000      AAA/Aaa     Lycoming County General Obligation,
                            5.8%, 11/15/22+                           1,371,604
 1,300,000      AA/Aa3      Pennsylvania State Higher Education,
                            4.5%, 7/15/16                             1,115,283
                                                                    -----------
                                                                    $ 3,905,977
                                                                    -----------
                            Puerto Rico - 0.8%
 2,650,000      AAA/Aaa     Puerto Rico Municipal Financial
                            Agency, 5.875%, 8/1/14                  $ 2,798,638
                                                                    -----------
                            Rhode Island - 0.6%
 1,575,000      AA+/Aa1     Rhode Island Health & Education,
                            5.0%, 9/1/23                            $ 1,406,192
   850,000      AA+/Aa2     Rhode Island Housing & Mortgage
                            Finance, 6.75%, 10/1/17                     864,424
                                                                    -----------
                                                                    $ 2,270,616
                                                                    -----------
                            South Carolina - 4.6%
 1,790,000      AAA/Aaa     Beaufort Water & Sewer Revenue,
                            6.5%, 3/1/13                            $ 1,875,902
 2,200,000      AA/Aa1      Berkeley County South Carolina
                            School District, 5.375%, 4/1/14           2,210,582
 1,000,000      AA/Aa3      Columbia Waterworks & Sewer
                            System Revenue, 5.5%, 2/1/09              1,033,810
 2,400,000      A/A1        Fairfield County Pollution Control,
                            6.5%, 9/1/14                              2,533,032

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                 S&P/
Principal      Moody's
  Amount       Ratings                                                   Value
                            South Carolina - (continued)
$1,000,000      AA/Aa1      Greenville Waterworks Revenue,
                            6.0%, 2/1/08                           $ 1,066,340
 1,250,000      AAA/Aaa     South Carolina Grand Strand Water &
                            Sewer Authority, 6.375%, 6/1/12          1,381,550
 5,000,000      AAA/Aaa     South Carolina Public Service
                            Authority Revenue, 6.625%,
                            Prerefunded, 7/1/02*                     5,278,950
   730,000      NR/Aa2      South Carolina State Housing
                            Finance & Development Authority
                            Revenue, 6.2%, 7/1/09                      732,898
                                                                   -----------
                                                                   $16,113,064
                                                                   -----------
                            South Dakota - 0.7%
 1,235,000      NR/A1       South Dakota Conservancy District
                            Revenue, 5.625%, 8/1/17                $ 1,183,303
 1,255,000      AAA/Aaa     South Dakota State Lease Revenue,
                            8.0%, 9/1/05                             1,425,743
                                                                   -----------
                                                                   $ 2,609,046
                                                                   -----------
                            Tennessee - 0.5%
 1,565,000      AAA/Aaa     Metropolitan Government Nashville &
                            Davidson County Water & Sewer
                            Authority, 6.0%, 1/1/07                $ 1,657,194
                                                                   -----------
                            Texas - 9.9%
 2,600,000      AAA/Aaa     Alief Texas Independent School
                            District, 5.25%, 2/15/17               $ 2,507,648
 4,000,000      AAA/Aaa     Brazos River Authority Texas
                            Revocable, 5.05%, 11/1/18                3,552,040
   750,000      AAA/Aaa     Carroll Texas Independent School
                            District, 6.75%, 8/15/21                   844,950
   850,000      AAA/Aaa     Carroll Texas Independent School
                            District, 6.75%, 8/15/22                   957,882
 2,145,000      AAA/NR      Castleberry Independent School
                            District General Obligation, 5.7%,
                            8/15/21                                  2,196,734
 1,305,000      NR/Aaa      Comal Independent School District
                            General Obligation, 7.0%, 2/1/07         1,432,760
 1,615,000      AAA/Aaa     El Paso Texas, 5.875%, 8/15/16           1,649,238
 1,720,000      AAA/Aaa     Grapevine-Colleyville Independent
                            School District, 0%, 8/15/12               880,434

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                 S&P/
Principal      Moody's
  Amount       Ratings                                                     Value
                            Texas - (continued)
$1,250,000      AAA/Aaa     Lamar Texas Conservation
                            Independent School District,
                            4.75%, 2/15/20                           $ 1,084,112
 1,000,000      AA/Aa2      Port Houston Authority General
                            Obligation, 5.0%, 10/1/05                  1,008,190
 3,500,000      AAA/Aaa     San Antonio Texas Water Revenue,
                            5.6%, 5/15/21                              3,415,650
 2,310,000      AAA/Aaa     Texas Clear Creek Independent
                            School District General Obligation,
                            0%, 2/1/10                                 1,382,188
 2,050,000      NR/Aaa      Texas Keller Independent School
                            District General Obligation, 0%,
                            8/15/10                                    1,191,706
 1,100,000      AAA/Aaa     Texas North Forest School, 6.0%,
                            8/15/11                                    1,176,428
 2,350,000      AAA/Aaa     Texas Nueces River Authority Water
                            Supply Revenue, 5.5%, 3/1/27               2,251,018
 3,000,000      AAA/Aaa     Texas Public Finance Authority
                            Building Revenue, 0%, 2/1/07               2,131,140
 5,500,000      AAA/Aaa     Texas Public Finance Authority
                            Building Revenue, 0%, 2/1/08               3,695,725
 2,750,000      AAA/Aaa     Texas Public Finance Authority
                            Building Revenue, 0%, 2/1/10               1,645,462
 1,500,000      AA/Aa2      Texas State General Obligation, 5.8%,
                            10/01/04                                   1,559,880
   250,000      AAA/Aaa     University of Texas Permanent
                            University Fund, 8.0%, 7/1/04+               279,012
                                                                     -----------
                                                                     $34,842,197
                                                                     -----------
                            Utah - 1.8%
$1,630,000      AAA/NR      Utah State University Revenue, 4.7%,
                            12/1/12                                  $ 1,508,435
 1,615,000      AAA/NR      Utah State University Revenue, 4.8%,
                            12/1/13                                    1,492,728
 3,480,000      AA/NR       Weber County Municipal Building
                            Authority Revenue, 5.75%,
                            12/15/19                                   3,427,870
                                                                     -----------
                                                                     $ 6,429,033
                                                                     -----------
                            Virginia - 5.1%
 1,750,000      A+/A1       Chesapeake Water & Sewer System
                            Revenue, 6.5%, 7/1/12                    $ 1,828,242

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                 S&P/
Principal      Moody's
  Amount       Ratings                                                       Value
                            Virginia - (continued)
$3,685,000      A+/A1       Chesapeake Water & Sewer System
                            Revenue, 6.4%, 7/1/17                      $ 3,776,941
 2,000,000      AAA/Aaa     Metro Expressway Authority, 5.25%,
                            7/15/17                                      1,936,500
 3,000,000      AAA/Aaa     Metro Expressway Authority, 5.25%,
                            7/15/22                                      2,838,900
 6,525,000      AAA/Aaa     South East Public Service Authority,
                            5.0%, 7/1/15                                 6,188,245
 1,500,000      AA+/Aa1     Virginia State Public Building
                            Authority, 5.75%, 8/1/20                     1,505,610
                                                                       -----------
                                                                       $18,074,438
                                                                       -----------
                            Washington - 7.0%
 3,825,000      AAA/Aaa     Central Puget Sound Regional
                            Transportation Authority, 5.25%,
                            2/1/16                                     $ 3,729,490
 2,820,000      AAA/Aaa     Clark County Public Utility District #1
                            Water Revenue, 5.5%, 1/1/15                  2,817,208
 5,000,000      AAA/Aaa     Clark County School District #37
                            Vancouver, 5.25%, 12/1/14                    4,954,900
 1,655,000      AA+/Aa1     King County General Obligation,
                            6.625%, 12/1/15                              1,821,179
 1,000,000      AAA/Aaa     Northshore School District, 5.75%,
                            12/1/14                                      1,014,800
 2,250,000      AAA/Aaa     Snohomish County Public Utility
                            District Revenue, 5.7%, 12/1/11+             2,357,707
 2,500,000      NR/Aaa      Snohomish County Public Utility
                            District Revenue, 6.8%, 1/1/20+              2,786,925
 2,000,000      A/NR        Vancouver Washington Housing
                            Authority, 5.5%, 3/1/28                      1,772,480
 1,000,000      AA+/Aa1     Washington State General Obligation,
                            6.0%, 5/01/02                                1,023,780
 2,500,000      AA+/Aa1     Washington State General Obligation,
                            5.75%, 5/1/13                                2,534,925
                                                                       -----------
                                                                       $24,813,394
                                                                       -----------
                            West Virginia - 1.1%
 3,000,000      AAA/Aaa     West Virginia State Building
                            Commission, 5.375%, 7/1/21                 $ 2,888,580
 1,000,000      AAA/Aaa     West Virginia State Housing
                            Development, 7.05%, 11/1/24                  1,039,910
                                                                       -----------
                                                                       $ 3,928,490
                                                                       -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund

SCHEDULE OF INVESTMENTS 6/30/00 (unaudited)                        (continued)


                  S&P/
 Principal      Moody's
  Amount        Ratings                                                    Value
                             Wisconsin - 0.7%
$1,430,000       AAA/Aaa     Adams-Friendship School District,
                             6.5%, 4/1/16                           $  1,587,243
 1,000,000       AA/Aa2      Wisconsin State General Obligation,
                             5.3%, 11/1/12                             1,009,860
                                                                    ------------
                                                                    $  2,597,103
                                                                    ------------
                 TOTAL INVESTMENT IN TAX-EXEMPT
                 OBLIGATIONS
                 (Cost $342,131,981) (a)                            $345,194,044
                                                                    ------------
Shares
                 TAX-EXEMPT MONEY MARKET MUTUAL
                 FUND - 2.1%
 7,498,806       Provident Institutional Municipal Fund             $  7,498,806
                                                                    ------------
                 TOTAL TAX-EXEMPT MONEY MARKET
                 MUTUAL FUND
                 (Cost $7,498,806)                                  $  7,498,806
                                                                    ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 100%                                  $352,692,850
                 (Cost $349,630,787) (b)(c)                         ============


20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**  A portion of this bond is partially prerefunded.

NR  Not rated.

+   Escrowed to maturity in U.S. government securities.

(a) The concentration of investments by type of obligation/market sector is as follows:

         Insured                                        47.4%
         Escrowed in U.S. Government Securities         11.5
         General Obligation                              9.8
         Revenue Bonds:
           Education                                     2.2
           Water & Sewer                                 4.3
           Hospital                                      0.3
           Housing                                       9.3
           Pollution Control                             3.2
           Electric                                      3.1
           Power                                         1.1
           Transportation                                1.5
           Other                                         6.3


(b) At June 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $349,630,787 was as follows:

    Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                      $ 8,611,806
    Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                       (5,549,743)
                                                                             -----------
    Net unrealized gain                                                      $ 3,062,063
                                                                             ===========

(c) At December 31, 1999, the Fund had a capital loss carryforward of $1,220,892 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2000, aggregated $30,932,170 and $63,961,529, respectively.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund

BALANCE SHEET 6/30/00 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $7,498,806) (cost $349,630,787)                  $352,692,850
  Receivables -
    Investment securities sold                                        4,012,013
    Fund shares sold                                                  1,526,588
    Interest                                                          5,796,730
    Other                                                                 1,309
                                                                   ------------
      Total assets                                                 $364,029,490
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  3,838,629
    Fund shares repurchased                                           1,235,927
    Dividends                                                           405,678
  Due to affiliates                                                     273,805
  Accrued expenses                                                      135,707
                                                                   ------------
      Total liabilities                                            $  5,889,746
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $359,282,458
  Accumulated undistributed net investment income                        18,383
  Accumulated net realized loss on investments                       (4,223,160)
  Net unrealized gain on investments                                  3,062,063
                                                                   ------------
    Total net assets                                               $358,139,744
                                                                   ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $345,598,562/30,898,567 shares)                $      11.18
                                                                   ============
  Class B (based on $11,030,736/993,603 shares)                    $      11.10
                                                                   ============
  Class C (based on $1,510,446/136,475 shares)                     $      11.07
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A                                                          $      11.71
                                                                   ============

22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 6/30/00


INVESTMENT INCOME:
  Interest                                                                $10,286,397
                                                                          -----------
EXPENSES:
  Management fees                                           $885,681
  Transfer agent fees
    Class A                                                  239,834
    Class B                                                    8,751
    Class C                                                    2,190
  Distribution fees
    Class A                                                  436,722
    Class B                                                   57,343
    Class C                                                    9,245
  Administrative fees                                         49,868
  Custodian fees                                              35,355
  Registration fees                                           23,576
  Professional fees                                           42,588
  Printing                                                    37,674
  Fees and expenses of nonaffiliated trustees                 12,922
  Miscellaneous                                               11,417
                                                            --------
      Total expenses                                                      $ 1,853,166
      Less fees paid indirectly                                               (62,752)
                                                                          -----------
      Net expenses                                                        $ 1,790,414
                                                                          -----------
        Net investment income                                             $ 8,495,983
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                        $(1,785,921)
  Change in net unrealized loss on investments                              8,361,854
                                                                          -----------
    Net gain on investments                                               $ 6,575,933
                                                                          -----------
    Net increase in net assets resulting from operations                  $15,071,916
                                                                          ===========


The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/00 and the Year Ended 12/31/99


                                                           Six Months
                                                             Ended
                                                            6/30/00            Year Ended
                                                          (unaudited)           12/31/99
FROM OPERATIONS:
Net investment income                                    $  8,495,983       $  18,414,343
Net realized loss on investments                           (1,785,921)         (2,437,239)
Change in net unrealized gain or loss on investments        8,361,854         (32,832,549)
                                                         ------------       -------------
  Net increase (decrease) in net assets resulting
   from operations                                       $ 15,071,916       $ (16,855,445)
                                                         ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A ($0.26 and $0.51 per share, respectively)      $ (8,222,977)      $ (17,809,302)
  Class B ($0.22 and $0.42 per share, respectively)          (230,879)           (473,569)
  Class C ($0.25 and $0.43 per share, respectively)           (41,559)           (148,848)
Net realized gain
  Class A ($0.00 and $0.02 per share, respectively)                 -            (784,680)
  Class B ($0.00 and $0.02 per share, respectively)                 -             (26,846)
  Class C ($0.00 and $0.02 per share, respectively)                 -              (5,867)
                                                         ------------       -------------
   Total distributions to shareholders                   $ (8,495,415)      $ (19,249,112)
                                                         ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 30,834,355       $ 100,949,129
Reinvestment of distributions                               5,911,831          13,627,470
Cost of shares repurchased                                (68,766,581)       (102,330,723)
                                                         ------------       -------------
  Net increase (decrease) in net assets resulting
  from fund share transactions                           $(32,020,395)      $  12,245,876
                                                         ------------       -------------
  Net decrease in net assets                             $(25,443,894)      $ (23,858,681)
NET ASSETS:
Beginning of period                                       383,583,638         407,442,319
                                                         ------------       -------------
End of period (including accumulated undistributed
  net investment income of $18,383 and $17,815,
  respectively)                                          $358,139,744       $ 383,583,638
                                                         ============       =============

24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund


                                     '00 Shares      '00 Amount
CLASS A                              (unaudited)     (unaudited)          '99 Shares     '99 Amount
Shares sold                           2,736,112     $ 30,090,387           7,543,435    $ 86,596,005
Reinvestment of distributions           521,737        5,756,428           1,153,857      13,267,232
Less shares repurchased              (5,919,962)     (65,161,173)         (7,867,060)    (90,109,075)
                                     ----------     ------------          ----------    ------------
  Net increase (decrease)            (2,662,113)    $(29,314,358)            830,232    $  9,754,162
                                     ==========     ============          ==========    ============
CLASS B
Shares sold                              45,094     $    492,698             629,429    $  7,279,180
Reinvestment of distributions            12,403          135,828              26,899         306,603
Less shares repurchased                (211,971)      (2,316,824)           (412,353)     (4,707,059)
                                     ----------     ------------          ----------    ------------
  Net increase (decrease)              (154,474)    $ (1,688,298)            243,975    $  2,878,724
                                     ==========     ============          ==========    ============
CLASS C
Shares sold                              23,000     $    251,270             608,030    $  7,073,944
Reinvestment of distributions             1,788           19,575               4,704          53,635
Less shares repurchased                (118,003)      (1,288,584)           (656,171)     (7,514,589)
                                     ----------     ------------          ----------    ------------
  Net decrease                          (93,215)    $ (1,017,739)            (43,437)   $   (387,010)
                                     ==========     ============          ==========    ============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 6/30/00

                                                            Six Months
                                                               Ended
                                                              6/30/00     Year Ended
                                                            (unaudited)    12/31/99
CLASS A
Net asset value, beginning of period                         $  10.98      $  12.02
                                                             --------      --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.26      $   0.51
 Net realized and unrealized gain (loss) on investments          0.20         (1.02)
                                                             --------      --------
  Net increase (decrease) from investment operations         $   0.46      $  (0.51)
Distributions to shareholders:
 Net investment income                                          (0.26)        (0.51)
 Net realized gain                                                  -         (0.02)
                                                             --------      --------
Net increase (decrease) in net asset value                   $   0.20      $  (1.04)
                                                             --------      --------
Net asset value, end of period                               $  11.18      $  10.98
                                                             ========      ========
Total return*                                                    4.23%        (4.29)%
Ratio of net expenses to average net assets+                     0.99%**       0.93%
Ratio of net investment income to average net assets+            4.68%**       4.43%
Portfolio turnover rate                                            18%**         24%
Net assets, end of period (in thousands)                     $345,599      $368,559
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.95%**       0.92%
 Net investment income                                           4.72%**       4.44%


                                                           Year Ended   Year Ended   Year Ended  Year Ended
                                                            12/31/98     12/31/97     12/31/96    12/31/95
CLASS A
Net asset value, beginning of period                        $  12.17     $  11.96     $  12.36    $  11.24
                                                            --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.55     $   0.59     $   0.62    $   0.64
 Net realized and unrealized gain (loss) on investments         0.19         0.45        (0.21)       1.21
                                                            --------     --------     --------    --------
  Net increase (decrease) from investment operations        $   0.74     $   1.04     $   0.41    $   1.85
Distributions to shareholders:
 Net investment income                                         (0.55)       (0.59)       (0.62)      (0.64)
 Net realized gain                                             (0.34)       (0.24)       (0.19)      (0.09)
                                                            --------     --------     --------    --------
Net increase (decrease) in net asset value                  $  (0.15)    $   0.21     $  (0.40)   $   1.12
                                                            --------     --------     --------    --------
Net asset value, end of period                              $  12.02     $  12.17     $  11.96    $  12.36
                                                            ========     ========     ========    ========
Total return*                                                   6.20%        8.94%        3.57%      16.84%
Ratio of net expenses to average net assets+                    0.93%        0.93%        0.92%       0.91%
Ratio of net investment income to average net assets+           4.48%        4.87%        5.16%       5.37%
Portfolio turnover rate                                           52%          22%          44%         35%
Net assets, end of period (in thousands)                    $393,390     $413,856     $441,733    $476,584
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.92%        0.91%        0.90%       0.89%
 Net investment income                                          4.49%        4.89%        5.18%       5.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 6/30/00

                                                          Six Months
                                                            Ended
                                                           6/30/00      Year Ended   Year Ended
                                                         (unaudited)     12/31/99     12/31/98
CLASS B
Net asset value, beginning of period                       $ 10.90        $ 11.93      $ 12.09
                                                           -------        -------      -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.22        $  0.42      $  0.46
 Net realized and unrealized gain (loss) on investments       0.20          (1.01)        0.18
                                                           -------        -------      -------
  Net increase (decrease) from investment operations       $  0.42        $ (0.59)     $  0.64
Distributions to shareholders:
 Net investment income                                       (0.22)         (0.42)       (0.46)
 In excess of net investment income                              -              -            -
 Net realized gain                                               -          (0.02)       (0.34)
                                                           -------        -------      -------
Net increase (decrease) in net asset value                 $  0.20        $ (1.03)     $ (0.16)
                                                           -------        -------     --------
Net asset value, end of period                             $ 11.10        $ 10.90      $ 11.93
                                                           =======        =======     ========
Total return*                                                 3.89%         (5.01)%       5.43%
Ratio of net expenses to average net assets+                  1.76%**        1.70%        1.64%
Ratio of net investment income to average net assets+         3.92%**        3.66%        3.73%
Portfolio turnover rate                                         18%**          24%          52%
Net assets, end of period (in thousands)                   $11,031        $12,520      $10,790
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.74%**        1.69%        1.63%
 Net investment income                                        3.94%**        3.67%        3.74%


                                                          Year Ended    Year Ended     4/28/95 to
                                                           12/31/97      12/31/96       12/31/95
CLASS B
Net asset value, beginning of period                        $11.88        $12.31         $11.81
                                                            ------        ------         ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.50        $ 0.53         $ 0.35
 Net realized and unrealized gain (loss) on investments       0.44         (0.22)          0.58
                                                            ------        ------         ------
  Net increase (decrease) from investment operations        $ 0.94        $ 0.31         $ 0.93
Distributions to shareholders:
 Net investment income                                       (0.49)        (0.53)         (0.34)
 In excess of net investment income                              -         (0.02)             -
 Net realized gain                                           (0.24)        (0.19)         (0.09)
                                                            ------        ------         ------
Net increase (decrease) in net asset value                  $ 0.21        $(0.43)        $ 0.50
                                                            ------        ------         ------
Net asset value, end of period                              $12.09        $11.88         $12.31
                                                            ======        ======         ======
Total return*                                                 8.16%         2.66%          7.94%
Ratio of net expenses to average net assets+                  1.68%         1.67%          1.72%**
Ratio of net investment income to average net assets+         4.12%         4.38%          4.38%**
Portfolio turnover rate                                         22%           44%            35%
Net assets, end of period (in thousands)                    $5,588        $4,792         $2,069
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.66%         1.65%          1.65%**
 Net investment income                                        4.14%         4.40%          4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.  27

Pioneer Tax-Free Income Fund

FINANCIAL HIGHLIGHTS 6/30/00

                                                          Six Months
                                                            Ended
                                                           6/30/00     Year Ended  Year Ended  Year Ended    1/31/96 to
                                                         (unaudited)    12/31/99    12/31/98    12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                        $10.91       $11.94      $12.11      $11.88        $12.32
                                                            ------       ------      ------      ------        ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.20       $ 0.43      $ 0.46      $ 0.49        $ 0.49
 Net realized and unrealized gain (loss) on investments       0.21        (1.00)       0.17        0.47         (0.24)
                                                            ------       ------      ------      ------        ------
  Net increase (decrease) from investment operations        $ 0.41       $(0.58)     $ 0.63      $ 0.96        $ 0.25
Distributions to shareholders:
 Net investment income                                       (0.25)       (0.43)      (0.46)      (0.49)        (0.49)
 In excess of net investment income                              -            -           -           -         (0.01)
 Net realized gain                                               -        (0.02)      (0.34)      (0.24)        (0.19)
                                                            ------       ------      ------      ------        ------
Net increase (decrease) in net asset value                  $ 0.16       $(1.03)     $(0.17)     $ 0.23        $(0.44)
                                                            ------       ------      ------      ------        ------
Net asset value, end of period                              $11.07       $10.91      $11.94      $12.11        $11.88
                                                            ======       ======      ======      ======        ======
Total return*                                                 3.78%       (4.93)%      5.33%       8.32%         2.19%
Ratio of net expenses to average net assets+                  1.85%**      1.69%       1.63%       1.70%         1.71%**
Ratio of net investment income to average net assets+         3.87%**      3.62%       3.72%       4.04%         4.34%**
Portfolio turnover rate                                         18%**        24%         52%         22%           44%
Net assets, end of period (in thousands)                    $1,510       $2,505      $3,262      $1,643        $  383
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.82%**      1.65%       1.60%       1.67%         1.69%**
 Net investment income                                        3.90%**      3.66%       3.75%       4.07%         4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

28   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Market discount is accreted daily on a straight-line basis. Original issue discount and market premium are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)                  (continued)

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $5,416 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2000.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Tax-Free Income Fund


    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2000, $152,954 was payable to PIM related to management fees, administrative fees and certain other services.

3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $46,498 in transfer agent fees payable to PSC at June 30, 2000.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a

Pioneer Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS 6/30/00 (unaudited)                  (continued)

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $74,353 in distribution fees payable to PFD at June 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2000, CDSCs in the amount of $36,698 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2000, the Fund's expenses were reduced by $62,752 under such arrangements.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2000, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:


Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[logo]PIONEER

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

8641-00-0800
(Copyright) Pioneer Funds Distributor, Inc.
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